UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

    Date of report (Date of earliest event reported): December 20, 1999

                      WATERFORD GAMING FINANCE CORP.
                    -----------------------------------
          (Exact name of Registrant as specified in its charter)

          Delaware                333-17795-01        06-1485836
     ------------------         ----------------   ----------------
     (State or other            (Commission file   (I.R.S. employer
      jurisdiction of            number)            identification
      incorporation or                              number)
      organization)

               914 Hartford Turnpike
                   P.O. Box 715
                   Waterford, CT                       06385
      ---------------------------------------       -----------
      (Address of Principal Executive Offices)      (Zip Code)

Registrant's telephone number, including area code: (860)442-4559

Item 5.

     The Mohegan Tribal Gaming Authority (the "Authority") has filed its 1999 annual report on Form 10-K for the fiscal year ended September 30, 1999, a copy of which has been filed as an exhibit to this report and is incorporated by reference to the Authority's electronic filing of such report on Form 10-K, Securities and Exchange Commission file reference no. 033-80655.

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WATERFORD GAMING FINANCE CORP.


Date: December 21, 1999                 By:/s/Len Wolman
                                           Len Wolman, Chief Executive Officer